 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 27, 2013

SaasMAX, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	000-54504	27-4636847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3254 Prospect Ave. La Crescenta, CA		91214
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(818)-249-1157

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE.

SaaSMax, Inc.’s directors are reconsidering the split ratio for the stock split scheduled to occur on September 6, 2013.  At the present time, the directors have withdrawn the Notice of Change filed with the Nevada Secretary of State and will file a new notice once the appropriate ratio is determined.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAASMAX, INC.

Date: August 27, 2013

By:

/s/ Harold C. Moll

________________________________________________

Harold C. Moll,

Chief Executive Officer

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